                                                                   EXHIBIT 10.49

          THIS WARRANT AND THE SECURITIES SUBJECT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THE WARRANT AND/OR THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM.

No. W-_______                           Warrant to Subscribe
November ___, 1997                      for 2010.04 Shares


                          STOCK SUBSCRIPTION WARRANT

               To Subscribe for and Purchase Class B Common Stock
                          of Corinthian Colleges, Inc.


          THIS CERTIFIES that Banc One Capital Partners II, LLC ("BANC ONE"), or registered assigns, is entitled to subscribe for and purchase from Corinthian Colleges, Inc., a Delaware corporation (the "Company"), at the price of $0.01 per share at any time after the date hereof to and including the Expiration Date (as hereinafter defined), 2010.04 duly authorized, validly issued, fully paid and non-assessable shares of the Company's Class B Common Stock (as hereinafter defined in paragraph 9), as adjusted from time to time pursuant to the terms hereof. This Warrant is issued for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

          This Warrant was issued in connection with the issuance of the Stock Subscription Warrant issued to The Prudential Company of America ("Prudential") on the date hereof (the "Prudential Warrant") issued in connection with the amendment dated October 31, 1997 (the "Amendment"), to the Note Purchase and Revolving Credit Agreement, dated as of October 17, 1996, between the Company and Prudential (as amended, the "Note Agreement"). The "EXPIRATION DATE" shall be the date of the Expiration Date as defined in the Prudential Warrant.

          This Warrant is subject to the following provisions, terms and conditions:

          1.  Exercise; Issuance of Certificates; Payment for Shares. The rights
              ------------------------------------------------------
represented by this Warrant may be exercised by the holder hereof from time to time after October 17, 1999, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 6 Hutton Centre Drive, Suite 400, Santa Ana, California 92707 Attention: Chief Financial Officer (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time within the period above named) and upon payment to the Company by certified check, bank draft or wire transfer of the Warrant Purchase Price (as hereinafter defined in paragraph 3A(1)) for the shares being purchased upon such exercise.

The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of paragraph 2 below, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so exercised (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock, in which event concurrently with such exercise), and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

          2.  Shares to be Fully Paid; Reservation of Shares. The Company
              ----------------------------------------------
covenants and agrees that all shares of Common Stock which may be issued directly or indirectly upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value (if any) per share of the Common Stock is at all times equal to or less than the then effective Warrant Purchase Price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any class of Common Stock of the Company may be listed. The Company will not take any action which would result in any adjustment of the Warrant Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all Options (as hereinafter defined) (other than this Warrant) and upon conversion of all Convertible Securities (as hereinafter defined) then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

          3.   Warrant Purchase Price.  The above provisions are, however,
               -----------------------
subject to the following:

          3A.  Warrant Purchase Price; Adjustment of Number of Shares.
               ------------------------------------------------------

          3A(1).  Warrant Purchase Price.  The initial Warrant Purchase Price of
                  ----------------------
$0.01 per share shall be subject to adjustment from time to time as hereinafter provided (such price or price as last adjusted, as the case may be, being herein called the "WARRANT PURCHASE PRICE").

          3A(2).  Adjustment of Number of Shares When Adjustment of Warrant
                  ---------------------------------------------------------
Purchase Price. Upon each adjustment of the Warrant Purchase Price, the holder
--------------
of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment. Notwithstanding anything to the contrary contained herein, in no event shall the adjustment of the number of shares set forth above allow the holder of this Warrant to purchase a number of shares of Common Stock which represents more than 1.21% of the aggregate number of Fully Diluted Shares.

          3A(3).  Special Adjustments of Number of Shares.  If on or after the
                  ---------------------------------------
date of the original issuance of this Warrant and on or prior to the date of the consummation by the Company of an Initial Public Offering the Company shall issue any Options (as defined in Section 3D(1) hereof), whether or not such Options are immediately exercisable, then the aggregate number of shares of Common Stock which the holder of this Warrant shall be entitled to purchase upon the exercise of this Warrant shall be adjusted on the date of such issuance to equal the number which is the same percentage of the number of the Fully Diluted Shares immediately after such issuance and adjustment (calculated after giving effect to the adjustment provisions in any other outstanding Options) as the percentage which the aggregate number of shares of Common Stock which the holder of this Warrant is entitled to purchase immediately before such issuance is of the Fully Diluted Shares immediately before such issuance. If an adjustment is made pursuant to this paragraph 3A(3) as the result of the issuance of any Option, then no adjustment to the Warrant Purchase Price or the number of shares issuable upon the exercise of this Warrant shall be made under any other provision of this Warrant as a result of (a) the issuance of such Option, (b) any increase to the number of shares of Common Stock issuable under any other outstanding Options under the adjustment provisions thereof as a result of the issuance of such Option, (c) the issuance of shares of Common Stock upon the exercise of such Option, or (d) the issuance of such additional shares of Common Stock upon the exercise of such other outstanding Options. For the purposes of this Warrant: (a) "INITIAL PUBLIC OFFERING" shall mean the first offer and sale to the public by the Company or any holder of shares of Common Stock, pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission; provided, however, that the gross proceeds of the shares issued and sold by the Company are at least $20,000,000, and (b) "FULLY DILUTED SHARES" shall mean on any date all shares of Common Stock outstanding on such date, plus all shares of Common Stock which would be outstanding on such date if all Options and Convertible Securities (including this Warrant) outstanding on such date, and all Options and Convertible Securities issuable upon the full exercise of all then outstanding Options and Convertible Securities, in either case whether or not then exercisable under the terms thereof, were fully exercised on such date.

          3A(4).  Special Adjustment for Management Shares.  Any Class B Common
                  ----------------------------------------
Stock of the Company purchased by the members of Senior Management pursuant to the Executive Stock Agreements between the Company and the members of Senior Management (the "Executive Stock Agreements") which will vest upon a Trigger Event as defined in the Executive Stock Agreements

(the "Earnback Shares") and any Common Stock issuable upon exercise of the Contingent Warrants (the "Contingent Warrant Shares") shall not be deemed to be issued and outstanding on the date of issuance of this Warrant and shall be deemed to be issued at the time of vesting of the Earnback Shares as a result of such Trigger Event. Notwithstanding anything to the contrary contained herein, but subject to the second sentence of paragraph 3A(2), if the Earnback Shares vest and/or the Contingent Warrant Shares are issuable, the aggregate number of shares of Common Stock which the holder of this Warrant shall be entitled to purchase upon the exercise of this Warrant shall be adjusted on the date of such deemed issuance of equal the number which is the same percentage of the number of Fully Diluted Shares immediately after such deemed issuance and adjustment as the percentage which the aggregate number of shares of Common Stock which the holder of this Warrant is entitled to purchase immediately before such deemed issuance is of the number of Fully Diluted Shares immediately before such deemed issuance. For purposes of this Warrant: (a) "SENIOR MANAGEMENT" shall have the meaning given such term in the Note Agreement; and (b) "CONTINGENT WARRANTS" shall mean the Contingent Stock Purchase Warrants, dated October 17, 1996, issued to Prudential, Primus Capital Fund III Limited Partnership, Banc One Capital Partners II, Ltd. and BOCA II Limited Liability Company.

          3B.  Adjustment of Warrant Purchase Price Upon Purchase of Common
               ------------------------------------------------------------
Stock by Company. If the Company directly or indirectly through a subsidiary or
----------------
otherwise, purchases, redeems or otherwise acquires any of its Common Stock (other than a purchase or other acquisition of shares of Common Stock from a former employee of the Company or a subsidiary in connection with the termination of the employment of such employee with the Company or any Subsidiary) at a price per share greater than the Market Price then in effect, then the Warrant Purchase Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Purchase Price existing at that time by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Market Price; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this paragraph, the date as of which the Market Price shall be computed shall be the earlier of (x) the date on which the Company shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this paragraph, a purchase, redemption or acquisition of any Options or Convertible Securities shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of any such Option or Convertible Security on the date as of which such computation is required hereby to be made, even if such Option or right to convert or exchange any such Convertible Securities is not exercisable on such date.

          3C.  Adjustment of Warrant Purchase Price upon Issuance of Common
               ------------------------------------------------------------
Stock. Except as provided in paragraph 3G and except that no adjustment will be
-----
made pursuant to this paragraph 3C when an adjustment is made pursuant to paragraph 3F or paragraph 3A(3), if and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the 95% of the Market Price (as determined pursuant to Section 3D(8) hereof) at the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Purchase Price shall be reduced to the lower of the prices (calculated to the nearest one-thousandth cent) determined as follows:

               (1) by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price at the time of such sale, and
          (b) the aggregate consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale; and

               (2) by multiplying the Warrant Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price of such Common Stock immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (iv) the Market Price of such Common Stock immediately prior to such issue or sale.

Adjustments of the Warrant Purchase Price shall be made in fractions of a cent per share to the nearest one-thousandth ($.00001) per share.

          3D.  Factors Affecting Adjustments.  For all purposes of this
               -----------------------------
paragraph 3, the following provisions shall also be applicable:

          3D(1).  Issuance of Rights or Options.  In case at any time after the
                  -----------------------------
date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable (where no adjustment as a result of such issuance is made pursuant to paragraph 3A(3)), and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than 95% of the Market Price of such Common Stock in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding (and included as Common Stock outstanding for purposes of paragraphs 3B and 3C) and to have been issued for such price per share. Except as otherwise provided in paragraph 3D(3) below, no adjustment or further adjustment (as the case may be) of the Warrant Purchase Price shall be made upon the actual issue of Common Stock or of Convertible Securities upon exercise of Options or upon the actual issue of Common Stock upon conversion or exchange of Convertible Securities (whether or not the granting or issuance of such Options or Convertible Securities resulted in an adjustment of the Warrant Purchase Price).

          3D(2).  Issuance of Convertible Securities.  In case the Company shall
                  ----------------------------------
in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than 95% of the Market Price of such Common Stock on the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding (and included as Common Stock for purposes of paragraphs 3B and 3C) and to have been issued for such price per share, provided that (a) except as otherwise provided in paragraph 3D(3) below, no adjustment or further adjustment (as the case may be) of the Warrant Purchase Price shall be made upon the actual issue of Common Stock upon conversion or exchange of Convertible Securities whether or not the granting or issuance of such Convertible Securities resulted in an adjustment in the Warrant Purchase Price, and (b) if any issue or sale of Convertible Securities is made upon exercise of any Options, no further adjustment of the Warrant Purchase Price shall be made by reason of such issue or sale (whether or not the granting or issuance of such Options or Convertible Securities resulted in an adjustment of the Warrant Purchase Price).

          3D(3).  Change in Option Price or Conversion Rate. Upon the happening
                  -----------------------------------------
of any of the following events, namely, if the purchase price provided for in any Option referred to in paragraph 3D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph 3D(1) or 3D(2), or the rate at which any Convertible Securities referred to in paragraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Warrant Purchase Price in effect at the time of such event shall forthwith be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Purchase Price then in effect hereunder shall forthwith be increased to the Warrant Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in paragraph 3D(1) or the rate at which any Convertible Securities referred to in paragraph 3D(1) or 3D(2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution other than as a result of a stock dividend or stock split which results in an adjustment of the Warrant Purchase Price, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Warrant Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Warrant Purchase Price then in effect hereunder is thereby reduced.

          3D(4).  Stock Dividends.  In case the Company shall declare a dividend
                  ---------------
or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          3D(5).  Consideration for Stock.  In case any shares of Common Stock,
                  -----------------------
Options or Convertible Securities shall be issued or sold for cash, or offered by the Company for subscription, the consideration received therefor shall be deemed to be the amount received by the Company therefor plus any additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock, Options or Convertible Securities, excluding any amounts paid or receivable for accrued interest or accrued dividends and after deducting therefrom any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, after deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this paragraph 3D(5) upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or State income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities as the case may be. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Warrant Purchase Price, the determination of the number of shares of Common Stock receivable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, for purposes of this paragraph 3D, shall be made after giving effect to such adjustment of the Warrant Purchase Price. In all cases where the amount of consideration received by the Company upon the issuance or sale of any Common Stock, Options, or Convertible Securities is to be determined by the Board of Directors of the Company, the Board shall notify the holder of this Warrant of its determination of the consideration prior to payment or accepting receipt thereof. If, within ten days after receipt of said notice, the holder of this Warrant shall notify the Board of any objection to such determination of consideration, a determination of the fair market value of the consideration will then be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the City of San Francisco, California.

          3D(6).  Record Date.  In case the Company shall take a record of the
                  -----------
holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          3D(7).  Treasury Shares.  The number of shares of Common Stock
                  ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the subsequent issuance of any such shares shall be considered an issue or sale of Common Stock for the purposes of paragraph 3D.

          3D(8).  Definition of Market Price.  "Market Price" for any particular
                  --------------------------
class of Common Stock shall mean the average of the closing prices of the Common Stock sales on all domestic exchanges on which such class of Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any such day, the average of the bid prices at the end of such day, or, if such class of Common Stock is not listed, the average of the high and low bid prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 20 consecutive business days prior to the date as of which "Market Price" is being determined; provided that if such class of Common Stock is listed on any domestic exchange the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time such Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the "Market Price" shall be deemed to be an amount mutually agreed upon in writing between the Company and the holder of this Warrant within 15 days immediately following the date on which the Market Price is to be determined and shall be the Market Price for purposes of such date. If no agreement as to Market Price is determined as stated herein, (i) the holder of this Warrant and the Company shall mutually agree upon the selection of an independent appraiser who shall then determine Market Price (and whose determination shall be binding upon the parties), but if no agreement on the selection of the appraiser is obtained within 20 days after the expiration of said 15 day period, (ii) the holder of this Warrant and the Company shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common Stock of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than twenty percent (20%) the average of the values determined by each appraiser, then the Market Price shall be the average of the values determined by the two appraisers and said average shall be binding on the parties. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than twenty percent (20%) the average of the values determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common Stock of the Company. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Market Price shall be such average and said average shall be binding on the parties. The Company shall bear the expenses of all appraisals except the holder of this Warrant shall pay the expenses of the appraiser selected by the holder of this Warrant under clause (ii).

          3D(9).  Determination of Market Price under Certain Circumstances.
                  ---------------------------------------------------------
Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock, Options or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company under circumstances where on the date of the issuance of such shares of Common Stock, Options or Convertible Securities the consideration received for such Common Stock or deemed to have been received for the Common Stock issuable upon exercise of such Options or into which such

Convertible Securities are convertible is less than 95% of the Market Price of such Common Stock, but on the date when the number of shares of Common Stock, Options or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a binding agreement between the Company and the other party to the transaction) the consideration received for such Common Stock or deemed to have been received for the Common Stock issuable upon exercise of such Options or into which such Convertible Securities are convertible was not less than 95% of the Market Price of such Common Stock, such shares of Common Stock shall not be deemed to have been issued for less than 95% of the Market Price of such Common Stock.

          3E.  Liquidating Dividends.  The Company will not declare a dividend
               ---------------------
upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and otherwise than in Common Stock, unless the Company shall pay over to the holder of this Warrant, on the dividend payment date, the cash, stock or other securities and other property which the holder of this Warrant would have received if such holder had exercised this Warrant in full to purchase Common Stock and had been the record holder of such Common Stock on the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

          3F.  Subdivision or Combination of Stock.  In case the Company shall
               -----------------------------------
at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased. For purposes hereof, such subdivision or combination shall be deemed to have occurred on the earlier of the date of such event or the record date for determining holders whose shares of Common Stock are subject to such subdivision or combination.

          3G.  Certain Issues Excepted.  Anything herein to the contrary
               -----------------------
notwithstanding, the Company shall not be required to make any adjustment of the Warrant Purchase Price in the case of (i) the issuance of Common Stock upon the exercise of the Equity Sponsor Warrants (as defined in the Note Agreement), so long as the terms of such Equity Sponsor Warrants, as in effect on the date hereof, are not amended or modified, (ii) the grant of Options after the date of the consummation by the Company of an Initial Public Offering to employees, officers, or directors of the Company or any Subsidiary pursuant to any option plan approved by the Board of Directors of the Company to purchase up to an aggregate of 14,375 shares of Common Stock and the issuance of Common Stock upon the exercise of such Options, (iii) the issuance of 25,000 shares of Class A Series 2 Preferred

Stock to Banc One pursuant to that certain Purchase Agreement dated as of November 7, 1997 (the "Purchase Agreement"), among the Company, Banc One and Primus Capital Fund III Limited Partnership ("Primus"), and the issuance of Common Stock upon the conversion of such Class A Series 2 Preferred Stock, so long as the terms of such Class A Series 2 Preferred Stock, as in effect on the date hereof, are not amended or modified, (iv) the issuance of 25,000 shares of Class A Series 3 Preferred Stock to Primus pursuant to the Purchase Agreement, and the issuance of Common Stock upon the conversion of such Class A Series 3 Preferred Stock, so long as the terms of such Class A Series 3 Preferred Stock, as in effect on the date hereof, are not amended or modified, and (v) the issuance of Common Stock upon the exercise of the Warrants (as defined in the Note Agreement), so long as the terms of such Warrants, as in effect on the date hereof, are not amended or modified.

          3H.  Merger or Sale.  If any capital reorganization or
               --------------
reclassification of the capital stock of the Company or any consolidation or merger of the Company with another Person (regardless of which entity is the surviving entity), or the sale of all or substantially all of its assets to another Person corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for Common Stock, then, as a condition to such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder of this Warrant) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock which immediately theretofore were purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise hereof. In the event of a merger or consolidation of the Company or any subsidiary with or into another Person as a result of which a number of shares of common stock or other equity interests of the surviving Person greater or less than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Warrant Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holder of this Warrant) executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation or such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets (including cash), or the equivalent, issued to previous holders of the Common Stock in accordance with such offer as if the shares of Common Stock issued upon the exercise of this Warrant had been issued. The term "PERSON" as used in this Warrant shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof. For the purposes of this paragraph 3H, an "AFFILIATE" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Warrant, a corporation is a "SUBSIDIARY" of another corporation (the "PARENT") if a majority of the subsidiary's outstanding shares of capital stock ordinarily entitled to vote for the election of directors (excluding stock which is entitled to vote in the election of directors only upon the happening of some contingency such as failure to pay dividends) is owned by the parent and/or one or more of the parent's subsidiaries. A corporation is also the subsidiary of another corporation if its parent is a subsidiary of such other corporation.

          3I.  Accountants' Report as to Adjustments.  In each case of any
               -------------------------------------
adjustment in the shares of Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by paragraph 3) on account thereof. The Company will forthwith mail a copy of each such report to the holder of this Warrant and will, upon the written request at any time of any holder of this Warrant, furnish to each such holder a like report setting forth the Warrant Purchase Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by the holder or holders of this Warrant or any prospective purchaser of this Warrant designated by the holder or holders thereof.

          3J.  Other Notices.  In case at any time:
               -------------

               (1) the Company shall declare any cash dividend upon its Common Stock payable at a rate in excess of the rate of the last cash dividend theretofore paid;

               (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of its Common Stock;

               (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (5) there shall be a voluntary or involuntary dissolution, liquidation of winding up of the Company;

then, in each such case, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (a) at least 35 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 35 days' prior written notice of the earliest date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date (if then known, and if not then known, then the holder of this Warrant shall be advised thereof when known) on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          3K.  Certain Events.  If any event occurs as to which, in the opinion
               --------------
of the Board of Directors of the Company, the other provisions of this paragraph 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Warrant Purchase Price or decreasing the number of underlying shares of Common Stock as otherwise determined pursuant to this paragraph 3, except in the event of a combination of shares of the type contemplated in paragraph 3F and then in no event to an amount larger than the Warrant Purchase Price as adjusted pursuant to paragraph 3F.

          4.  Financial and Other Information.  The Company covenants that it
              -------------------------------
will deliver to each Holder (as defined in Section 12 hereof) by first-class mail, postage prepaid, addressed to the address of such Holder as shown on the books of the Company:

               (i) as soon as practicable and in any event within 20 days after the end of each calendar month in each fiscal year, unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries (as defined in the Note Agreement) for such calendar month and for the period from the beginning of the current fiscal year to the end of such calendar month, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such calendar month, all in reasonable detail and satisfactory in form to the Holders;

               (ii) as soon as practicable and in any event within 45 days after the end of each fiscal quarter (other than the fourth fiscal quarter) in each fiscal year, unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the current fiscal year to the end of such fiscal quarter, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, setting forth in each case in comparative form figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Holders and certified by an authorized financial officer of the Company, provided, however, that delivery within such time period of the Company's Quarterly Report on Form 10-Q containing such financial statements and financial information prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirement of this clause (ii) as to delivery of consolidated financial statements;

               (iii) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidated and consolidating statements of income and cash flows and a consolidated and consolidating statement of stockholders' equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Holders and, as to consolidated statements, reported on by independent public accountants of recognized national standing selected by the Company or other independent public accountants reasonably acceptable to the Holders whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Holders, and as to consolidating statements certified by an authorized financial officer of the

          Company; provided, however, that delivery within such time period of the Company's Annual Report on Form 10-K containing such financial statements and financial information prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
          (iii) as to delivery of consolidated financial statements;

               (iv) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports (including reports on Form 8-K) which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

               (v) promptly upon receipt thereof, a copy of each management letter and other report submitted to the management or board of directors of the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Subsidiary;

               (vi) promptly after the preparation thereof, school-by-school information with the content and in the form prepared by management for internal review and use (which information can be in the form contained in the Private Placement Memorandum (as defined in the Note Agreement)), provided that the Company need not provide the information under this clause (vi) more frequently than once each fiscal quarter;

               (vii) promptly after the Company's receipt thereof, copies of any notice from the United States Department of Education or any other Federal, state or local governmental body, agency or department alleging non-compliance by the Company or any of its Subsidiaries with any material statute, law decree, court or administrative order or regulation, including maximum cohort default rates, the "85/15 RULE", denial of a requested change of control in connection with acquisition of schools or threatened loss of school accreditation; and

               (viii) promptly after the Company or any Subsidiary becomes aware thereof, notice of the occurrence of any other event which is material to the Company or any of its Subsidiaries, including the initiation of any material disputes, administrative proceeding, investigation or litigation or any material developments in any such disputes or litigation, conditions that could result in a material adverse change in the business, condition (financial or otherwise), operations or prospects of the Company or any of its Subsidiaries, and generally accepted accounting principles or Company accounting practices (which notice shall describe such event and the effect, if any, of such event or change on the Company's results of operations, financial condition or compliance with this Agreement in reasonable detail).

          5.   Termination Prior to Expiration Date.  Anything herein to the
               ------------------------------------
contrary notwithstanding, this Warrant, and the rights of the Holder hereof, will terminate prior to the Expiration Date upon the termination of the Prudential Warrant pursuant to paragraph 5 of the Prudential Warrant.

          6.  Registration.  If either this Warrant or any shares of Common
              ------------
Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law, or listing on any domestic securities exchange, before such shares may be issued upon exercise, the Company will, at its expense, as expeditiously as possible, use its best efforts to cause such Warrant and such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

          7.  Issue Tax.  The issuance of certificates for shares of Common
              ---------
Stock upon the exercise of Warrants shall be made without charge to the holders of such Warrants for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Warrant exercised.

          8.  Closing of Books.  The Company will at no time close its transfer
              ----------------
books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of this Warrant.

          9.  Definition of Common Stock.  As used in this Warrant the term
              --------------------------
"COMMON STOCK" shall mean and include the Company's authorized Class B Common Stock of the par value of $0.01 per share and the Company's authorized Class B Common Stock of the par value of $0.01 per share as constituted under the provisions of the Company's Second Restated Certificate of Incorporation, and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to either a fixed sum or a percentage of its par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in paragraph 3H, the shares purchasable pursuant to this Warrant shall include only shares designated as Class B Common Stock of the Company under the provisions of said Certificate of Incorporation, or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3H.

          10.  No Participation Preferred Stock.  Other than the Series 2
               --------------------------------
Preferred Stock and the Class A Series 3 Preferred Stock issued pursuant to the Purchase Agreement, subject to the rights granted to the holder of this Warrant pursuant to paragraph 3H, so long as this Warrant remains outstanding, the Company will not issue any capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up unless the rights of the holders thereof with respect to such dividends or distributions shall be limited to either a fixed sum or a percentage of par or stated value of such stock in respect of participation in dividends and in the distribution of such assets.

          11.  No Rights or Liabilities as Stockholder. Nothing contained in
               ---------------------------------------
this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          12.  Appraisal Rights.  In the case of any capital reorganization or
               ----------------
reclassification of the capital stock of the Company or any consolidation or merger of the Company with another Person (regardless of which entity is the surviving entity), or the sale of all or substantially all of its assets to any Person (a "TRANSACTION"), the Company shall, not less than 20 days prior to the meeting of stockholders to be held for the purpose of voting on such proposed Transaction (or, if no such meeting of stockholder is to be held, not less than 20 days prior to the consummation of such Transaction) provide notice to the holder of this Warrant and to the holder of any shares of Common Stock issued upon the exercise of this Warrant (a "HOLDER") of such proposed Transaction and all material terms thereof and stating that appraisal rights are available under this Section 12. Each Holder shall have the right to demand an appraisal of this Warrant or such shares of Common Stock, as the case may be, by delivering a demand therefor to the Company prior to the taking of the vote at such meeting of stockholders or consummation of such Transaction, as the case may be. Each Holder who has made such demand shall be entitled to be paid cash by the Company or the entity surviving such Transaction, as applicable, for this Warrant or such shares of Common Stock, as the case may be, within 15 days after the consummation of such Transaction, in an amount equal to the fair market value of this Warrant or such shares of Common Stock, as the case may be, as determined by an independent investment banker (with an established national reputation as a valuer of equity securities) selected by the Company with the approval of such Holders, such fair market value to be determined with regard to all material relevant factors but without regard to any effects arising from the accomplishment of such Transaction. Any Holder accepting such payment shall not receive rights under Section 3H hereof with respect to such Transaction or any consideration payable to the stockholders of the Company with respect to such shares of Common Stock, as the case may be, but any Holder may withdraw such demand prior to the time such Holder accepts the payment under this Section 12 and accept such Holder's rights under Section 3H hereof or such consideration, as the case may be.

          13.  Warrants Transferable.  This Warrant and all rights hereunder are
               ---------------------
transferable, in whole or in part, without charge to the holder hereof, at the office or agency of the Company referred to in paragraph 1 by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed, provided that such holder or its transferee pays any applicable stamp or transfer taxes. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes. Banc One represents that it is not acquiring this Warrant with a view to or for sale in connection with any distribution thereof within the meaning of the Act, provided that the disposition of Banc One's property shall at all times be and remain within its control.

          14.  Replacement of Warrants.  Upon receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (but for which a surety shall not be required if the holder of this Warrant is Banc One or any other institutional investor), upon delivery of unsecured indemnity agreement from such holder reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of this Warrant for cancellation at the principal office of the Company, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor dated the date hereof.

          15.  Acknowledgment by Company.  The Company will, at the time of or
               -------------------------
at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled, after such exercise in accordance with the terms of this Warrant, provided, that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          16.  Rights and Obligations Survive Exercise of Warrant.  The rights
               --------------------------------------------------
and obligations of the Company, of the holder of this Warrant, and of the holder of shares of Common Stock issued upon exercise of this Warrant, contained in paragraphs 4, 6 and 12 hereof shall survive the exercise of this Warrant.

          17.  Warrants Exchangeable for Different Denominations.  This Warrant
               -------------------------------------------------
is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in paragraph 1, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. All warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant hereto.

          18.  Remedies.  The Company stipulates that the remedies at law of the
               --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          19.  Miscellaneous.  This Warrant and any term hereof may be changed,
               -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant are binding upon the Company, its successors and permitted assigns and shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock issued upon the exercise of this Warrant whether so expressed or not.

          20.  Descriptive Headings and Governing Law.  The descriptive headings
               --------------------------------------
of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of California, without giving effect to principles of conflicts of laws.

          IN WITNESS WHEREOF, CORINTHIAN COLLEGES, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of November ___, 1997.


                              CORINTHIAN COLLEGES, INC.



                              By: /s/ Frank J. McCord
                                  -----------------------

(CORPORATE SEAL)

Attest:

/s/ Paul St. Pierre
___________________________

                            SUBSCRIPTION AGREEMENT


                                                  ______________, 19__

To:

     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase ______________ shares of the Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant.

                              Signature ____________________________________

                              Address ______________________________________



                          ___________________________

                                  ASSIGNMENT

     FOR VALUE RECEIVED, _______________________________________________________
______________________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the Common Stock covered thereby set forth hereinbelow unto:

Name of Assignee            Address        No. of Shares
----------------            -------        -------------



Dated: _______________, 19__.



                              Signature ____________________________________

                              Witness   ____________________________________